SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-02              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On April 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  May 1, 2002                By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on April 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                Statement to Certificate Holders
                                      April 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA     119,659,000.00     119,659,000.00      738,929.43      623,223.96   1,362,153.39     0.00           0.00    118,920,070.57
IIA    220,955,000.00     220,955,000.00    1,649,261.10    1,150,981.81   2,800,242.91     0.00           0.00    219,305,738.90
CB1     10,467,000.00      10,467,000.00        6,903.86       56,986.42      63,890.28     0.00           0.00     10,460,096.14
CB2      6,977,000.00       6,977,000.00        4,601.91       37,985.50      42,587.41     0.00           0.00      6,972,398.09
CB3      3,489,000.00       3,489,000.00        2,301.29       18,995.47      21,296.76     0.00           0.00      3,486,698.71
AR              50.00              50.00           50.00            0.26          50.26     0.00           0.00              0.00
CB4      2,020,000.00       2,020,000.00        1,332.36       10,997.67      12,330.03     0.00           0.00      2,018,667.64
CB5      1,652,000.00       1,652,000.00        1,089.63        8,994.13      10,083.76     0.00           0.00      1,650,910.37
CB6      2,020,629.55       2,020,629.55        1,332.77       11,001.09      12,333.86     0.00           0.00      2,019,296.78
TOTALS 367,239,679.55     367,239,679.55    2,405,802.35    1,919,166.31   4,324,968.66     0.00           0.00    364,833,877.20

IX     119,659,000.00     119,659,000.00            0.00       80,226.16      80,226.16     0.00           0.00    119,659,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA     22540VF23   1,000.00000000       6.17529338     5.20833335     11.38362672           993.82470662    IA       6.250000 %
IIA    22540VF31   1,000.00000000       7.46423978     5.20912317     12.67336295           992.53576022    IIA      6.250948 %
CB1    22540VF80   1,000.00000000       0.65958345     5.44438903      6.10397248           999.34041655    CB1      6.533267 %
CB2    22540VF98   1,000.00000000       0.65958292     5.44438871      6.10397162           999.34041708    CB2      6.533267 %
CB3    22540VG22   1,000.00000000       0.65958441     5.44438808      6.10397248           999.34041559    CB3      6.533267 %
AR     22540VF72   1,000.00000000   1,000.00000000     5.20000000  1,005.20000000             0.00000000    AR       6.250000 %
CB4    22540VG30   1,000.00000000       0.65958416     5.44439109      6.10397525           999.34041584    CB4      6.533267 %
CB5    22540VG48   1,000.00000000       0.65958232     5.44438862      6.10397094           999.34041768    CB5      6.533267 %
CB6    22540VG55   1,000.00000000       0.65958156     5.44438737      6.10396893           999.34041844    CB6      6.533267 %
TOTALS             1,000.00000000       6.55104142     5.22592306     11.77696448           993.44895858

IX     22540VF56   1,000.00000000       0.00000000     0.67045655      0.67045655         1,000.00000000    IX       0.804548 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                                April 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      242,224.59
                        Principal Prepayments                                                           2,163,577.77

Section 4.04(a)(ii)     Current Interest                                                                1,999,392.48
                        Unpaid Interest                                                                         0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Principal Balance of All Mortgage Loans                             364,833,877.20
                        Aggregate Principal Balance of Group I Mortgage Loans                         128,267,002.99
                        Aggregate Principal Balance of Group II Mortgage Loans                        236,566,874.21

Section 4.04(a)(vi)     Master Servicing Fees                                                               4,702.13
                        Servicing Fees                                                                    152,088.82

Section 4.04(a)(viii)   Current Advances                                                                        0.00
                        Outstanding Advances                                                                    0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                                                2.00
                        Balance of Loans delinquent 31 to 60 days                                         195,936.56
                        Number of Loans delinquent 61 to 90 days                                                1.00
                        Balance of Loans delinquent 61 to 90 days                                          57,604.55
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                                                0.00
                        Balance of Loans delinquent 31 to 60 days                                               0.00
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Total
                        Number of Loans delinquent 31 to 60 days                                                2.00
                        Balance of Loans delinquent 31 to 60 days                                         195,936.56
                        Number of Loans delinquent 61 to 90 days                                                1.00
                        Balance of Loans delinquent 61 to 90 days                                          57,604.55
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                            April 25, 2002


Section 4.04(a)(x)      REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xi)     Current Realized Losses                                                         0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00
                        Aggregate Realized Losses                                                       0.00
                                Group l                                                                 0.00
                                Group ll                                                                0.00

Section 4.04(a)(xii)    Weighted Average Term to Maturity
                        Group 1                                                                         353
                        Group 2                                                                         358

                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
